Exhibit 99.1

FOR IMMEDIATE RELEASE

O’REILLY AUTOMOTIVE, INC. ANNOUNCES LEADERSHIP SUCCESSION PLAN

●Chief Executive Officer Greg Johnson to retire
●Brad Beckham to be promoted to Chief Executive Officer
●Brent Kirby to be promoted to President

Springfield, MO, July 26, 2023 – O’Reilly Automotive, Inc. (the “Company” or “O’Reilly”) (Nasdaq: ORLY), a leading retailer in the automotive aftermarket industry, today announced the Company’s leadership succession plan.  Greg Johnson, the Company’s Chief Executive Officer (“CEO”), has informed the Company’s Board of Directors (the “Board”) of his intention to retire from the Company effective January 31, 2024.  The Board has selected Brad Beckham, the Company’s Co-President, to succeed Mr. Johnson as CEO upon Mr. Johnson’s retirement.  The Board has also determined that Brent Kirby, the Company’s Co-President, will be promoted to President upon Mr. Johnson’s retirement.

Executive Chairman of the Board, Greg Henslee, commented, “On behalf of the Board, I would like to express my sincere gratitude to Greg for his 41 years of dedicated service to O’Reilly and, most importantly, for his outstanding leadership as CEO during a truly momentous phase of our Company’s history.  Greg has mentored and developed a strong executive leadership team who led the Company through a period of unprecedented growth, driving record profitability.  Greg is extremely passionate about and committed to perpetuating the O’Reilly Culture and is relentlessly focused on driving excellent customer service in all aspects of our business.  Above all, Greg has been a champion for O’Reilly’s promote from within philosophy and our dedication to long-term succession planning, and he has done an exemplary job preparing both Brad Beckham and Brent Kirby for their new roles.  Brad shares Greg’s passion for O’Reilly.  He is a highly respected member of our executive team whose considerable experience and significant industry knowledge make him exceptionally qualified to succeed Greg as CEO.  Brent is also a proven leader and his extensive retail supply chain and omnichannel experience is critical to successfully driving our Company’s strategic initiatives.  The Company is well prepared for this executive leadership transition and the Board remains highly confident in Team O’Reilly’s ability to continue to generate long-term value for our shareholders.”

“It has been such a privilege to play a part in O’Reilly’s incredible growth story,” stated Mr. Johnson.  “Without any doubt, our success and achievements have been driven by our dedicated Team Members who live our Culture values each day and consistently provide the highest level of service in our industry, and it has truly been an honor to work with this unbelievably talented team.  During my tenure as CEO, Brad and Brent have both been critical members of the O’Reilly leadership team and their significant knowledge, combined with that of our entire experienced executive management team, positions the Company well to continue our record of 30 consecutive years of comparable store sales and operating income growth.”

“It is such an incredible honor to be chosen as the next CEO of our great Company.  I am extremely humbled at the tremendous privilege it is to represent our over 88,000 dedicated and hardworking Team Members”, commented Mr. Beckham, who will become only the fourth CEO in O’Reilly’s rich history.  “When I joined Team O’Reilly as a parts professional in 1996, we focused on the fundamental concept of providing excellent customer service each and every day; 27 years later that principle is alive and well and remains the foundation for our continued success.  David O’Reilly, Greg Henslee, and Greg Johnson have been great examples as leaders and, along with Brent and our entire leadership team, I am absolutely committed to perpetuating our Culture, expanding our market share, and driving profitable growth long into the future.”

About Brad Beckham

Mr. Beckham, age 44, has been an O’Reilly Team Member since 1996.  Mr. Beckham’s O’Reilly career began as a Parts Specialist and progressed through the roles of Store Manager, District Manager, Regional Manager, Divisional Vice President, Vice President of Eastern Store Operations and Sales, Senior Vice President of Eastern Store Operations and Sales, Senior Vice President of Central Store Operations and Sales, Executive Vice President of Store Operations and Sales, and Executive Vice President and Chief Operating Officer.  Mr. Beckham has held the position of Co-President since January of 2023.

About Brent Kirby

Mr. Kirby, age 55, has been an O’Reilly Team Member since 2018.  Mr. Kirby began his 35 year retail career with Lowe’s Companies, Inc. (“Lowe’s”) as a hardware associate and progressed through various positions at the store, district, and regional levels before being promoted to Senior Vice President of Store Operations and later Chief Omnichannel Officer.  Prior to joining O’Reilly, Mr. Kirby held the position of Chief Supply Chain Officer for Lowe’s.  In 2018, Mr. Kirby’s O’Reilly career began as Senior Vice President of Omnichannel and progressed through the roles of Executive Vice President of Supply Chain and Executive Vice President and Chief Supply Chain Officer.  Mr. Kirby has held the position of Co-President since January of 2023.

About O’Reilly Automotive, Inc.

O’Reilly Automotive, Inc. was founded in 1957 by the O’Reilly family and is one of the largest specialty retailers of automotive aftermarket parts, tools, supplies, equipment, and accessories in the United States, serving both the do-it-yourself and professional service provider markets.  Visit the Company’s website at www.OReillyAuto.com for additional information about O’Reilly, including access to online shopping and current promotions, store locations, hours and services, employment opportunities, and other programs.  As of June 30, 2023, the Company operated 6,071 stores across 48 U.S. states, Puerto Rico, and Mexico.

Forward-Looking Statements

The Company claims the protection of the safe-harbor for forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  You can identify these statements by forward-looking words such as “estimate,” “may,” “could,” “will,” “believe,” “expect,” “would,” “consider,” “should,” “anticipate,” “project,” “plan,” “intend,” or similar words.  In addition, statements contained within this press release that are not historical facts are forward-looking statements, such as statements discussing, among other things, expected growth, store development, integration and expansion strategy, business strategies, future revenues, and future performance.  These forward-looking statements are based on estimates, projections, beliefs, and assumptions and are not guarantees of future events and results.  Such statements are subject to risks, uncertainties, and assumptions, including, but not limited to, the economy in general; inflation; consumer debt levels; product demand; a public health crisis; the market for auto parts; competition; weather; tariffs; availability of key products and supply chain disruptions; business interruptions, including terrorist activities, war and the threat of war; failure to protect our brand and reputation; challenges in international markets; volatility of the market price of our common stock; our increased debt levels; credit ratings on public debt; historical growth rate sustainability; our ability to hire and retain qualified employees; risks associated with the performance of acquired businesses; damage, failure or interruption of information technology systems, including information security and cyber-attacks; and governmental regulations.  Actual results may materially differ from anticipated results described or implied in these forward-looking statements.  Please refer to the “Risk Factors” section of the annual report on Form 10-K for the year ended December 31, 2022, and subsequent Securities and Exchange Commission filings, for additional factors that could materially affect the Company’s financial performance.  Forward-looking statements speak only as of the date they were made, and the Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

For further information contact:	Investor Relations Contacts
Mark Merz (417) 829-5878
Eric Bird (417) 868-4259

Media Contact
Sonya Cox (417) 829-5709